EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 23, 2006, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan"), SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Containers"), SILGAN PLASTICS CORPORATION, a Delaware corporation ("Plastics"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Manufacturing"), SILGAN CAN COMPANY, a Delaware corporation ("CanCo"), SILGAN PLASTICS CANADA INC., an Ontario corporation ("Silgan Plastics Canada"), 827599 ONTARIO INC., an Ontario corporation ("Canadian Holdco" and, together with Silgan, Containers, Plastics, Manufacturing, CanCo and Silgan Plastics Canada, the "Borrowers," and each individually, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent"), and acknowledged and agreed to by each of the other Credit Parties. Unless otherwise defined herein (including those capitalized terms defined in Section A.31 of this Amendment), all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents have entered into a Credit Agreement, dated as of June 30, 2005 (as amended, modified and supplemented through, but not including, the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;



     NOW, THEREFORE, it is agreed;

A.   Amendments to the Credit Agreement
     ----------------------------------

     1. Section 1.14(a) of the Credit Agreement is hereby amended by (i) deleting the text "provided, however, such aggregate amount may be increased by the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the Canadian Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2005," appearing at the end of clause
(v) of the proviso to said Section and inserting the following text in lieu thereof:

     "provided, however, such aggregate amount may be increased by the sum of (I) the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the Canadian Incremental Term Loans to be incurred pursuant to said


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     Commitments  are fully  funded on or prior to  December  31, 2005 plus (II) up to the Dollar Equivalent of EUR 200,000,000 (as determined at the time that the Incremental Term Loan Commitments in respect of the Foreign White Cap Incremental Term Loans are obtained) to the extent that the Foreign White Cap Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to July 31, 2006,"

and (ii) deleting the text "except for the Canadian Incremental Term Loans incurred pursuant to the Canadian Incremental Term Loan Commitment Agreement," appearing at the beginning of clause (vii) of the proviso to said Section and inserting the following text in lieu thereof:

     "except for the Canadian Incremental Term Loans incurred pursuant to the Canadian Incremental Term Loan Commitment Agreement and the Foreign White Cap Incremental Term Loans incurred pursuant to the Foreign White Cap Incremental Term Loan Commitment Agreement,".

     2. Section 1.15(a) of the Credit Agreement is hereby amended by deleting the text "provided, however, such aggregate amount may be increased by the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the Canadian Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2005," appearing at the end of clause
(iv) of the proviso to said Section and inserting the following text in lieu thereof:

     "provided, however, such aggregate amount may be increased by the sum of (I) the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the Canadian Incremental Term Loans to be incurred pursuant to said
     Commitments are fully funded on or prior to December 31, 2005 plus (II) up to the Dollar Equivalent of EUR 200,000,000 (as determined at the time that the Incremental Term Loan Commitments in respect of the Foreign White Cap Incremental Term Loans are obtained) to the extent that the Foreign White Cap Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to July 31, 2006,".

     3. Section 4.02(h) of the Credit Agreement is hereby amended by deleting the text "Effective Date" appearing in sub-clause (i) of said Section and inserting the text "Second Amendment Effective Date" in lieu thereof.

     4. Section 5.04(a) of the Credit Agreement is hereby amended by deleting the introductory clause thereof and inserting the following new introductory clause in lieu thereof:

     "(a) At any time that Silgan desires to become, or desires that an additional Wholly-Owned Domestic Subsidiary of Silgan become, a Revolving Borrower hereunder, such Revolving Borrower shall satisfy the following conditions at the time it becomes a Revolving Borrower:".



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     5. Clause (vi) of Section 5.04(b) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately after the text "provided, however," appearing therein and (ii) inserting the following new text at the end of said clause (vi):

     "and (y) notwithstanding anything to the contrary contained above in this clause (vi), to the extent that Silgan desires that a Foreign White Cap Subsidiary become a Foreign Revolving Borrower or a Foreign Incremental Term Loan Borrower during the Foreign White Cap Exclusion Period, no Foreign White Cap Credit Party (or any Foreign White Cap Subsidiary that is required to become a Foreign White Cap Credit Party) shall be required to pledge or otherwise grant any Lien in any Excluded Foreign White Cap Assets to secure the Obligations of any Foreign Credit Party".

     6. The second sentence of Section 5.04(b) of the Credit Agreement is hereby restated in its entirety as follows:

     "Notwithstanding the foregoing, (i) no Wholly-Owned Subsidiary of Silgan organized under the laws of Canada (or any province thereof) may become a Foreign Borrower pursuant to this Section 5.04(b), except for each Canadian Revolving Borrower and the Canadian Incremental Term Loan Borrower as contemplated by the First Amendment, dated as of December 19, 2005, to this Agreement, (ii) to the extent that Silgan International shall become a Foreign Revolving Borrower pursuant to this Section 5.04(b), the only Foreign Subsidiaries of Silgan which shall be required to provide a Related Foreign Company Guaranty in respect of the Revolving Outstandings of Silgan International (and be deemed a Related Foreign Company Guarantor in respect thereof) shall be those Foreign Subsidiaries of Silgan organized under the laws of the Netherlands for so long as the aggregate outstanding principal amount of Loans incurred by Silgan International, when combined with the aggregate Stated Amount of Letters of Credit issued for the account of Silgan International, does not exceed EUR 25,000,000 (or the Relevant Currency Equivalent thereof), and if any time such amount is exceeded, all other Foreign Subsidiaries of Silgan which would otherwise have been required to provide a Related Foreign Company Guaranty pursuant to this
     Section 5.04(b) shall promptly provide (and, in any event, within 60 days or such longer period as the Administrative Agent shall in its discretion determine) such Related Foreign Company Guaranty, and (iii) at any time that a Foreign Revolving Borrower is designated pursuant to this Section 5.04(b), such Foreign Revolving Borrower may limit the aggregate principal amount of Loans otherwise permitted to be incurred by it under this Agreement by setting forth such limit in the respective Election to Become a Foreign Borrower (which limit may be modified by such Foreign Revolving Borrower from time to time upon written notice to the Administrative Agent)."

     7. Section 6.10(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the second sentence thereof:

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     ";  provided,  however,  (x)  except to the  extent  provided  in succeeding clause (y) of this proviso, all proceeds of the Foreign White Cap Incremental Term Loans shall be used solely to finance, in part, the Foreign White Cap Acquisition and to pay the fees and expenses incurred in connection therewith and (y) to the extent that any portion of the Foreign White Cap Acquisition is structured as a delayed closing, the portion of the Foreign White Cap Incremental Term Loans which otherwise would have been initially incurred to finance the Foreign White Cap Acquisition, if any, instead shall initially be used to prepay outstanding Revolving Loans".

     8. Section 7.09 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end thereof:

          "(f) Notwithstanding anything to the contrary contained in this Section 7.09 or elsewhere in this Agreement (or in any other Credit Document), (x) at all times during the Foreign White Cap Exclusion Period, no Foreign White Cap Credit Party shall be required to pledge or otherwise grant a Lien in any Excluded Foreign White Cap Assets to secure the Obligations of any Foreign Credit Party, and (y) at all times from and after the end of the Foreign White Cap Exclusion Period, each Foreign White Cap Credit Party, within 60 days thereafter (or such later date as determined in the sole discretion of the Administrative Agent), shall grant such Liens and enter into such Additional Security Documents with respect to all of the assets of such Foreign White Cap Credit Party otherwise required to be pledged in accordance with the terms of this Agreement without giving effect to immediately preceding clause (x)."

     9. Section 7 of the Credit Agreement is hereby further amended by inserting the following new Section 7.15 at the end thereof:

          "Section 7.15 Silgan Brazil. No later than 30 days following the earlier of (x) the date upon which Silgan determines that it shall not consummate the acquisition of Amcor Brazil as part of the Foreign White Cap Acquisition and (y) the date upon which the management agreement relating to the management of Amcor Brazil by Silgan Brazil terminates, to the extent that the acquisition of Amcor Brazil has not been consummated by such date, Silgan shall commence the process to dissolve, and shall thereafter diligently pursue all necessary actions under all applicable laws to cause the dissolution of, Silgan Brazil."

     10. Section 8.01(xix) of the Credit Agreement is hereby restated in its entirety as follows:

          "(xix) Liens placed upon the assets of a Foreign Subsidiary of Silgan to secure such Foreign Subsidiary's Indebtedness incurred pursuant to Section 8.04(xviii); provided, however, to the extent that such Foreign Subsidiary is a Foreign Credit Party, the Collateral Agent shall retain (or, in the case of a Foreign White Cap Credit Party during a Foreign White Cap Exclusion Period, such Foreign White Cap Credit Party shall grant to the Collateral Agent) a second Lien




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     on such assets pursuant to intercreditor  arrangements reasonably acceptable to the Administrative Agent;".

     11. Section 8.02(i) of the Credit Agreement is hereby amended by deleting the text "inventory in the ordinary course of business" appearing in said Section and inserting the text "inventory and Designated Capping Equipment, in each case, in the ordinary course of business" in lieu thereof.

     12. Section 8.02(viii) of the Credit Agreement is hereby amended by deleting clause (B) of said Section in its entirety and inserting the following new clause (B) in lieu thereof:

     "(B) any Foreign Subsidiary of Silgan that is a Foreign Credit Party may merge with and into any other Foreign Subsidiary of Silgan that is a Foreign Credit Party (other than a merger involving a Foreign White Cap Credit Party and a non-Foreign White Cap Credit Party during a Foreign White Cap Exclusion Period)".

     13. Section 8.02(x) of the Credit Agreement is hereby amended by (i) inserting the text "(or, in the case of the acquisition of Silgan Venezuela, 63%, and in the case of Silgan Philippines, 40%, in each case pursuant to the terms and conditions of, and as part of, the Foreign White Cap Acquisition; provided that any capital stock of Silgan Philippines held by Persons which are not Subsidiaries of Silgan shall be held by citizens of the Philippines in accordance with the applicable laws thereof)" immediately after the text "at least 80%" appearing in said Section and (ii) inserting the text "(it being understood that, for purposes of this clause (vi), all acquisitions consummated pursuant to the Foreign White Cap Acquisition on the initial closing date thereof, shall be deemed to constitute one acquisition)" at the end of sub-clause (vi) appearing in said Section.

     14. Section 8.02 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing at the end of clause (xv), (ii) deleting the period appearing at the end of clause (xvi) and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (xvii)and (xviii) immediately following clause (xvi) thereof:

          "(xvii) (A) Foreign Subsidiaries of Silgan may sell, convey or otherwise transfer spare equipment parts and inventory to other Subsidiaries of Silgan (other than the Receivables Subsidiary) for no more than the fair market value thereof (as determined in good faith by Silgan or such Foreign Subsidiary), and (B) Domestic Subsidiaries of Silgan may sell spare equipment parts and inventory to Foreign Subsidiaries of Silgan at least at the fair market value thereof (as determined in good faith by Silgan or such Domestic Subsidiary) and for cash payable on Silgan's customary trade terms for its customers; and

          (xviii) (A) Foreign Subsidiaries of Silgan that are not Foreign Credit Parties may sell equipment lines to other Foreign Subsidiaries of Silgan that are not Foreign Credit Parties for at least the book value thereof, and (B) without limiting the provisions of preceding sub-clause (A), Subsidiaries of Silgan may sell equipment lines to other Subsidiaries of Silgan (other than the Receivables Subsidiary) in an aggregate amount not to exceed $20,000,000 in any fiscal year




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     of Silgan;  provided  that (i) any unused  portion of such amount for any fiscal year of Silgan may be carried forward and utilized to make such sales in the immediately following fiscal year of Silgan but not in any fiscal year of Silgan thereafter (it being
     understood   and  agreed   that  any  such  sales  made  in  such
     immediately succeeding fiscal year shall be deemed to have first utilized the unused amount carried forward from a preceding fiscal year), (ii) all such sales by a Foreign Subsidiary of Silgan to a Domestic Subsidiary of Silgan shall be for no more than the fair market value thereof (as determined in good faith by Silgan or such Foreign Subsidiary), and all such sales by a Domestic Subsidiary of Silgan to a Foreign Subsidiary of Silgan shall be for at least the fair market value thereof (as determined in good faith by Silgan or such Domestic Subsidiary) and, in each case, for cash payable at the time of the closing of the respective sale and (iii) the Net Sale Proceeds therefrom, to the extent that the respective sale constitutes an Asset Sale, are applied and/or reinvested as (and to the extent) required by
     Section 4.02(f)."

     15. Section 8.03(ii) of the Credit Agreement is hereby amended by inserting the text "a Default or an Event of Default exists and" immediately after the text "at any time that" appearing in sub-clause (y) thereof.

     16. Section 8.04(x) of the Credit Agreement is hereby restated in its entirety as follows:

          "(x) (A) unsecured senior Indebtedness of Silgan ("Additional Permitted Senior Indebtedness"), (B) unsecured subordinated Indebtedness of Silgan ("Additional Permitted Silgan Subordinated Indebtedness") and (C) unsecured subordinated Indebtedness of Silgan International (which may be guaranteed on an unsecured and subordinated basis by Silgan) up to an aggregate principal amount not to exceed the Dollar Equivalent of $150,000,000 ("Additional Permitted Silgan International Subordinated Indebtedness" and, together with Additional Permitted Silgan Subordinated Indebtedness, "Additional Permitted Subordinated Indebtedness"; and the Additional Permitted Subordinated Indebtedness, together with the Additional Permitted Senior Indebtedness, collectively, "Additional Permitted Indebtedness"), in each case the Net Debt Proceeds of which are used solely (I) to finance a Permitted Acquisition (and to pay the fees and expenses related thereto) and to refinance any Indebtedness assumed as part of such Permitted Acquisition (including to pay for all accrued and unpaid interest thereon, any prepayment premium associated therewith and all costs and expenses incurred in connection therewith), (II) to prepay outstanding Canadian Revolving Loans, Revolving Loans and/or Swingline Loans the proceeds of which were initially utilized to finance a Permitted Acquisition (and to pay the fees and expenses related thereto) and/or refinance Indebtedness assumed as part of a Permitted Acquisition, in either case pending the incurrence or issuance of such Additional Permitted Indebtedness, (III) to repay outstanding Term Loans pursuant to Section 4.02(h) or (IV) within 60 days after the incurrence thereof to Refinance (x) in the case of any Additional Permitted Indebtedness incurred by Silgan, other outstanding Additional Permitted




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     Indebtedness   theretofore   incurred   by   Silgan   or   Silgan
     International (including to pay for all accrued and unpaid interest thereon, any prepayment premium associated therewith and all costs and expenses incurred in connection therewith) and (y)
     in  the  case  of  Additional   Permitted  Silgan   International
     Subordinated   Indebtedness  incurred  by  Silgan  International,
     outstanding Additional Permitted Silgan Subordinated Indebtedness theretofore incurred by Silgan International (including to pay for all accrued and unpaid interest thereon, any prepayment premium associated therewith and all costs and expenses incurred in connection therewith), in each case, pursuant to a Permitted Debt Repurchase, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) at least five Business Days prior to the issuance of any such Additional Permitted Indebtedness, Silgan shall have delivered to the Administrative Agent a certificate of its chief financial officer or treasurer detailing the intended use of the proceeds from such
     Additional   Permitted   Indebtedness   and  setting   forth  (in
     reasonable detail) the recalculation of the Interest Coverage Ratio and the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended prior to the date of such issuance for which financial statements have been delivered to the Lenders under this Agreement, and such recalculation shall show that Silgan would have been in compliance with Sections 8.08 and 8.09 as of the last day of such Test Period, (iii) all of the terms and conditions of such Additional Permitted Indebtedness (other than interest rates, but including, without limitation, subordination provisions (but only in the case of Additional Permitted Subordinated Indebtedness), covenants (other than the restricted payments covenant, the debt incurrence covenant and the lien covenant), events of default, remedies, amortizations and maturities) are no less favorable in any material respect to the Lenders (although the subordination provisions contained in any such Additional Permitted Subordinated Indebtedness shall be no less favorable in any respect to the Lenders) or materially more restrictive on Silgan and its Subsidiaries than those terms and conditions contained in the 6-3/4% Senior Subordinated Debenture Documents, and (iv) in the case of Additional Permitted Indebtedness the Net Debt Proceeds of which are to be used to
     Refinance   other   then   outstanding    Additional    Permitted
     Indebtedness as permitted in this Section 8.04(x), until such proceeds are so used to effect such Refinancing, such proceeds are (x) applied to repay outstanding Canadian Revolving Loans, Revolving Loans and/or Swingline Loans and/or (y) placed in a cash collateral account established and maintained by, and pursuant to arrangements satisfactory to, the Administrative Agent;".

     17. Section 8.04(xiii) of the Credit Agreement is hereby amended by inserting the text "and Silgan International under any Additional Permitted Silgan International Subordinated Indebtedness" immediately after the text "the Receivables Subsidiary" appearing in the third parenthetical thereof.

     18. Section 8.04(xviii) of the Credit Agreement is hereby restated in its entirety as follows:

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          "(xviii)  Indebtedness  of any Foreign  Subsidiary of Silgan
     (other than (x) Canadian Holdco or any of its Subsidiaries and (y) any Foreign Revolving Borrower) under lines of credit extended by third Persons to such Foreign Subsidiary the proceeds of which Indebtedness are used for such Foreign Subsidiary's working capital and Capital Expenditure purposes, provided that the aggregate principal amount of all such Indebtedness incurred pursuant to this clause (xviii) shall not exceed $125,000,000 at any time outstanding; and".

     19. Section 8.05(viii) of the Credit Agreement is hereby amended by deleting the amount "$75,000,000" appearing therein and inserting the amount "$125,000,000" in lieu thereof.

     20. Section 8.05(ix) of the Credit Agreement is hereby amended by deleting the text "; provided, however, no more than $50,000,000 of proceeds of Revolving Loans and Swingline Loans in the aggregate may be used to make Investments pursuant to this Section 8.05(ix)" appearing in clause (i) of said Section and inserting the following new text in lieu thereof:

     "; provided, however, no more than $50,000,000 of proceeds of Revolving Loans and Swingline Loans in the aggregate may be used to make Investments pursuant to this Section 8.05(ix), which amount may be increased by up to the Dollar Equivalent of
     EUR 65,000,000, less the Dollar Equivalent of the amount, if any, by which the aggregate principal amount of the Foreign White Cap Incremental Term Loans exceeds EUR 175,000,000, to the
     extent  that the  proceeds  of such  additional  Revolving   Loans
     and/or Swingline Loans are used to finance, in part, the Foreign White Cap Acquisition and to pay the fees and expenses incurred in connection therewith".

     21. Section 8.05(x) of the Credit Agreement is hereby restated in its entirety as follows:

          "(x) (A) the US Credit Parties may make cash common equity contributions to their respective Subsidiaries which also are US Credit Parties, (B) the Foreign Credit Parties may make cash common equity contributions to their respective Subsidiaries which also are Foreign Credit Parties, (C) Subsidiaries of Silgan that are not Credit Parties may make cash common equity contributions to their respective Subsidiaries that are not Credit Parties and (D) Wholly-Owned Foreign Subsidiaries of Silgan may make cash common equity contributions to other Wholly-Owned Foreign Subsidiaries of Silgan for the purpose of enabling such Wholly-Owned Foreign Subsidiaries to consummate a Permitted Acquisition (including to refinance any Indebtedness assumed as part of such Permitted Acquisition);".

     22. Section 8.06 of the Credit Agreement is hereby amended by (i) inserting the text "Subsidiaries and" immediately before the text "Unrestricted Subsidiaries" appearing in clause (iv) of said Section, (ii) deleting the word "and" appearing at the end of clause (vi) of said Section, (iii) deleting the period appearing at the end of clause (vii) of said Section and inserting a semi-colon in lieu thereof, and (iv) inserting the following new clauses (viii) and (ix) immediately after clause (vii) of said Section:

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          "(viii)  Wholly-Owned  Foreign  Subsidiaries  of Silgan  may
     provide  general  corporate,   administrative  and/or  management
     services to other Foreign Subsidiaries of Silgan and may receive compensation therefor; and

          (ix) Silgan and its Wholly-Owned Domestic Subsidiaries may enter into franchise agreements with Foreign Subsidiaries of Silgan and may receive compensation therefor."

     23. Section 8.10 of the Credit Agreement is hereby amended by inserting the text "incurred by it or Silgan International, and Silgan International may Refinance outstanding Additional Permitted Silgan International Subordinated Indebtedness incurred by it, in either case" immediately after the text "Additional Permitted Senior Indebtedness" appearing in the proviso to clause
(i) of the first sentence thereof.

     24. Section 8.11 of the Credit Agreement is hereby amended by inserting the text "subject to the limitations set forth in Sections 5.04(b) and 7.09(f)," immediately before the text "in the case of any Foreign Subsidiary" appearing in clause (iv) of said Section.

     25. Section 8.14 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end thereof:

          "(d) Notwithstanding anything to the contrary contained in this Agreement, until the consummation of the acquisition of Amcor Brazil in accordance with the terms of the Foreign White Cap Acquisition, (i) Silgan shall not permit Silgan Brazil to engage in any business activities (including, but not limited to, making acquisitions or Investments) other than engaging solely in the business of managing Amcor Brazil, and (ii) Silgan shall not, and shall not permit any of its Subsidiaries to, make any Investments in Silgan Brazil other than de minimus Investments not to exceed $50,000 in any fiscal year of Silgan (but only to the extent otherwise permitted pursuant to Section 8.05) solely to provide working capital to pay reasonable salaries and expenses, in each case, in the ordinary course of business in connection with the management of Amcor Brazil."

     26. Section 9.05 of the Credit Agreement is hereby amended by inserting the following text immediately before the text "; or" appearing therein:

     "; provided, however, until the earliest of (x) the consummation of the acquisition of Amcor Brazil, (y) a default in the due performance or observance of any term, covenant or agreement contained in Section 8.14(d), and (z) the commencement of any legal proceeding against any other Subsidiary (or the property thereof) of Silgan for the substantive consolidation (or equivalent action) of such Subsidiary (or property thereof) with Silgan Brazil or the Person which Silgan Brazil manages pursuant to any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect, Silgan Brazil shall not be considered a Subsidiary of Silgan for purposes of this Section 9.05".

     27. The definition of "Asset Sale" appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the text "Sections 8.02 (i), (ii), (iv) and (v)" appearing therein and inserting the following text in lieu thereof:

          "Sections 8.02 (i), (ii), (iv), (v), (xvii) and (xviii); provided, however, all sales pursuant to Section 8.02(xviii)(B) in excess of the first $50,000,000 of such sales shall be considered Asset Sales under this Agreement even if such sales are to Silgan or a Wholly-Owned Subsidiary of Silgan".

     28. The  definition of "Permitted  Debt  Repurchases"  appearing in Section
10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Permitted Debt Repurchases" shall mean one or more open market or privately negotiated transactions or voluntary Refinancings pursuant to which (A) Silgan Refinances outstanding 6-3/4% Senior Subordinated Debentures, (B) Silgan Refinances any Additional Permitted Indebtedness incurred by it or Silgan International or (C) Silgan International Refinances any Additional Permitted Silgan International Subordinated Indebtedness incurred by it, in each case, so long as (i) at the time of each such Refinancing, no Default or Event of Default then exists or would result therefrom, (ii) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended for which financial statements have been delivered to the Lenders under this Agreement is less than 3.50:1.00, (iii) except as provided in the immediately succeeding sentence, within five Business Days prior to the consummation of any such Refinancing, Silgan shall deliver to the Administrative Agent a certificate of its chief financial officer or treasurer setting forth (in reasonable detail) the calculation of the Total Leverage Ratio on a Pro Forma Basis for the Test Period then most recently ended for which financial statements have been delivered to the Lenders under this Agreement, and such calculation shall show that the Total Leverage Ratio is less than 3.50:1.00, (iv) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, (x) at any time prior to the initial incurrence of any Canadian Revolving Loan and at all times after any subsequent incurrence of Canadian Revolving Loans, the sum of the Total Unutilized Revolving Loan Commitment plus the Dollar Equivalent of the Total Unutilized Canadian Revolving Loan Commitment shall be at least $100,000,000 and (y) at any time after the initial incurrence of any Canadian Revolving Loan, but prior to any subsequent incurrence of Canadian Revolving Loans, the sum of the Total Unutilized Revolving Loan Commitment plus the Dollar Equivalent of the Total Unutilized Canadian Revolving Loan Commitment plus the Dollar Equivalent of any outstanding Canadian Revolving Loans shall be at least $100,000,000 and (v) immediately following any such Refinancing, the 6-3/4% Senior Subordinated Debentures or the Additional Permitted Indebtedness so Refinanced are cancelled by Silgan or Silgan International, as the case may be. Notwithstanding the foregoing, clauses (ii),
     (iii) and (iv) above in this definition shall not apply to any Refinancing of Additional Permitted Indebtedness so long as the only proceeds used to effect such Refinancing are from the incurrence of Additional Permitted Indebtedness.

     29. The definition of "Revolving Borrower" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Revolving  Borrower"  shall  mean  each of (i)  Containers,
     Plastics, Manufacturing, CanCo and each Canadian Revolving Borrower (but solely with respect to Canadian Revolving Loans) and (ii) Silgan and any other Wholly-Owned Subsidiary of Silgan (other than the Receivables Subsidiary) that in each case becomes a Revolving Borrower pursuant to Section 5.04(a) and, to the extent applicable, Section 5.04(b).

     30. The definition of "Wholly-Owned Subsidiary" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

              "Wholly-Owned  Subsidiary" shall mean, as to any Person,
     (i) any corporation 100% of whose capital stock (other than directors' qualifying shares and/or other nominal amounts of shares required to be held by local nationals under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time (other than nominal interests required to be held by local nationals under applicable law); provided, however, so long as Silgan owns directly or indirectly (through one or more Wholly-Owned Subsidiaries) (x) at least 95% of the total outstanding equity interests (on a fully diluted basis) of each of Silgan Poland and Silgan Turkey and (y) upon the consummation of the acquisition thereof, at least 99% of the total outstanding equity interests (on fully diluted basis) of Amcor Brazil, each of Silgan Poland and Silgan Turkey, and upon the consummation of the acquisition thereof, Amcor Brazil shall be deemed Wholly-Owned Subsidiaries of Silgan for all purposes under this Agreement except for purposes of (A) Section 8.03(ii) and (B) determining Consolidated Net Income.

     31. Section 10.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

              "Additional Permitted Silgan Subordinated Indebtedness" shall have the meaning provided in Section 8.04(x).

              "Additional Permitted Silgan International Subordinated Indebtedness" shall have the meaning provided in Section 8.04(x).

              "Amcor  Brazil"  shall mean  Amcor  White Cap do  Brasil
          Ltda.

              "Designated  Capping  Equipment"  shall  mean  equipment
          sold by Subsidiaries of Silgan to their respective customers, which equipment is used to secure closures on to containers in connection with such customers' business.

              "Excluded Foreign White Cap Assets" shall mean, with respect to any Foreign White Cap Credit Party, all assets and property owned by such Foreign White Cap Credit Party other than the Equity Interests (and any proceeds thereof and security entitlements therein) of a Subsidiary of such Foreign White Cap Subsidiary.

              "Foreign White Cap Acquisition" shall mean, collectively, the acquisition by Silgan through Silgan International and various newly formed Wholly-Owned direct and indirect Subsidiaries of Silgan and Silgan International of certain assets and certain shares of capital stock, in each case, pursuant to one or more series of transactions (the consummation of which may occur on different dates) of various Subsidiaries of Amcor Limited engaged in the business of developing, manufacturing, marketing, distributing, selling and servicing of metal, plastic and composite vacuum and non-vacuum closures for jars and containers and related capping equipment for the food and beverage industries from plants and/or sales offices in Germany, Italy, Poland, Turkey, the Philippines, China, Venezuela, Brazil, Austria, Belgium, France, Hungary, the Netherlands, Spain, Sweden, the Ukraine and the United Kingdom under the "White Cap" brand and the licensing of others to do the same in Israel, Japan, South Africa, India, Korea, Australia, New Zealand and the United States, in each case to the extent that such acquisition constitutes a Permitted Acquisition hereunder.

              "Foreign  White  Cap  Credit  Party"  shall  mean   each
          Foreign White Cap  Subsidiary  that is also a Foreign Credit
          Party.

              "Foreign White Cap Exclusion Period" shall mean, with respect to any Foreign White Cap Subsidiary, the period commencing on the date on which such Foreign White Cap
          Subsidiary becomes a Foreign Borrower or is required to become Related Foreign Company Guarantor and ending on the earlier of (i) the date upon which such Foreign White Cap Subsidiary grants a Lien (other than Permitted Liens (other than Liens granted pursuant to Section 8.01(xix))) in favor of any Person (other than the Collateral Agent for the benefit of the Secured Creditors) in any Excluded Foreign White Cap Assets (other than Real Property) and (ii) the existence and continuation of an Event of Default to the extent, in the case of this clause (ii), either the Administrative Agent or the Required Lenders elect in writing to terminate such period.

              "Foreign White Cap Incremental Term Loan Commitment Agreement" shall mean the Incremental Term Loan Commitment Agreement to be entered into on or prior to July 31, 2006 among Silgan, a Foreign Incremental Term Loan Borrower (to the extent that Silgan will not be the Incremental Term Loan Borrower in respect of the Foreign White Cap Incremental Term Loans), the financial institutions party thereto as "Incremental Term Loan Lenders" and the Administrative Agent, and acknowledged and to be agreed to by the other Credit Parties.

              "Foreign White Cap Incremental Term Loans" shall mean the Tranche of Incremental Term Loans made pursuant to the Foreign White Cap Incremental Term Loan Commitment Agreement, the proceeds of which are to be used solely for the purposes described in the proviso to the second sentence of Section 6.10(a).

              "Foreign White Cap Subsidiary" shall mean each Foreign Subsidiary of Silgan acquired pursuant to, or created in connection with, the Foreign White Cap Acquisition and set forth on Schedule XII as of the Second Amendment Effective Date and from time to time thereafter with the approval of the Administrative Agent (such approval not to be unreasonably withheld or delayed).

              "Second  Amendment   Effective  Date"  shall  have   the
          meaning provided in the Second Amendment, dated as of May 23, 2006, to this Agreement.

              "Silgan Brazil" shall mean SWC Holdings Brazil Ltda., a newly-formed limited liability company organized under the laws of Brazil and a Wholly-Owned Foreign Subsidiary of Silgan.

              "Silgan International" shall mean Silgan International Holdings B.V., a limited liability company organized under the laws of the Netherlands and a Wholly-Owned Foreign Subsidiary of Silgan.

              "Silgan   Phillipines"   shall   mean  Amcor  White  Cap
          Investments Inc., a company organized under the laws of the Philippines and a Foreign Subsidiary of Silgan.

              "Silgan  Poland"  shall  mean   Amcor  White Cap  Polska
          Sp.z.o.o., a limited liability company organized under the laws of Poland and a Foreign Subsidiary of Silgan.

              "Silgan  Venezuela"  shall  mean   Amcor  White  Cap  de
          Venezuela, S.A., a company organized under the laws of Venezuela and a Foreign Subsidiary of Silgan.

              "Silgan  Turkey"  shall  mean   Amcor  Ambalaj  Sanayive
          Ticaret AS, a company organized under the laws of Turkey and a Foreign Subsidiary of Silgan.

     32. The Credit Agreement is hereby further amended by (i) adding Schedule XII hereto as Schedule XII thereto and (ii) adding the text "Schedule XII Foreign White Cap Subsidiaries" to the Table of Contents of the Credit Agreement immediately below the text

Schedule XI Provisions Relating to Bankers' Acceptances, Bankers' Acceptance Loans and B/A Discount Notes" appearing therein.

     33. The Lenders and the Borrowers hereby acknowledge and agree that the Administrative Agent and the applicable Borrowers may make certain technical modifications to Exhibits B-4, B-5 and J-1 to the Credit Agreement to reflect that Silgan may be a Revolving Borrower under the Credit Agreement.

     34. The Lenders and the Borrowers hereby agree that notwithstanding anything to the contrary contained in the US Pledge Agreement or the Credit Agreement, Silgan International Partnership C.V. shall be deemed to be, and constitute, a "Foreign Corporation" for all purposes under the US Pledge Agreement for so long as it is treated as a corporation or an association taxable as a corporation for U.S. federal income tax purposes.

B. Miscellaneous Provisions
   ------------------------

     1. Silgan represents and warrants that except for the Canadian Incremental Term Loans and the Canadian Revolving Loan Commitments, neither it nor any of its Subsidiaries has incurred any other Incremental Term Loans pursuant to
Section 1.14 of the Credit Agreement or any other Incremental Revolving Loan Commitments pursuant to Section 1.15 of the Credit Agreement, in either case prior to the Second Amendment Effective Date (as defined below).

     2. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Silgan and the Administrative Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when:

          (a) each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) same to the Administrative Agent at the applicable Notice Office; and

          (b) the initial closing of the Foreign White Cap Acquisition shall have been (or concurrently with the incurrence of the Foreign White Cap Incremental Term Loans shall be) consummated.

     7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Second Amendment Effective Date.

     8. Pursuant to, and in accordance with, Section 7.09 of the Credit Agreement, Silgan and Containers agree to enter into such Additional Security Documents governed under the laws of the Netherlands granting a security interest over their respective rights in Silgan International Partnership C.V. to the Collateral Agent for the benefit of the Secured Creditors within the time period specified therein.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                              SILGAN HOLDINGS INC.


                              By:/s/ Frank W. Hogan, III
                                 ---------------------------------------------
                                 Name:  Frank W. Hogan, III
                                 Title: Senior Vice President, General Counsel
                                        and Secretary

                              SILGAN CONTAINERS CORPORATION
                              SILGAN PLASTICS CORPORATION
                              SILGAN CONTAINERS MANUFACTURING
                                 CORPORATION
                              SILGAN CAN COMPANY
                              827599 ONTARIO INC.
                              SILGAN PLASTICS CANADA INC.


                              By:/s/ Frank W. Hogan, III
                                 ---------------------------------------------
                                 Name:  Frank W. Hogan, III
                                 Title: Vice President and Secretary

                              DEUTSCHE BANK AG NEW YORK BRANCH,
                              Individually and as Administrative Agent


                              By:/s/ Evelyn Thierry
                                 ---------------------------------------------
                                 Name:  Evelyn Thierry
                                 Title: Vice President


                              By:/s/ Lana Gifas
                                 ---------------------------------------------
                                 Name:  Lana Gifas
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              FIRST INDIANA BANK, N.A.
                              ------------------------------------------------


                              By:/s/ Carl B. Ruthrauff
                                 ---------------------------------------------
                                 Name:  Carl B. Ruthrauff
                                 Title: Assistant Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              U.S. BANK, N.A.
                              ------------------------------------------------


                              By:/s/ M. Scott Donaldson
                                 ---------------------------------------------
                                 Name:  M. Scott Donaldson
                                 Title: Vice President
                                        U.S. Bank, N.A.

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              Credit Industriel et Commercial
                              ------------------------------------------------


                              By:/s/ Marcus Edward
                                 ---------------------------------------------
                                 Name:  Marcus Edward
                                 Title: Vice President


                              By:/s/ Dora Hyduk
                                 ---------------------------------------------
                                 Name:  Dora Hyduk
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              Bank Leumi USA
                              ------------------------------------------------


                              By:/s/ Joung Hee Hong
                                 ---------------------------------------------
                                 Name:  Joung Hee Hong
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              Bank of China, New York Branch
                              ------------------------------------------------


                              By:/s/ Xiaojing Li
                                 ---------------------------------------------
                                 Name:  Xiaojing Li
                                 Title: General Manager

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              BNP PARIBAS


                              By:/s/ Nuala Marley
                                 ---------------------------------------------
                                 Name:  Nuala Marley
                                 Title: Managing Director


                              By:/s/ Angela Bentley-Arnold
                                 ---------------------------------------------
                                 Name:  Angela Bentley-Arnold
                                 Title: Director

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              BNP PARIBAS (Canada):


                              By:/s/ Andrew Sclater
                                 ---------------------------------------------
                                 Name:  Andrew Sclater
                                 Title: Vice President
                                        Corporate Banking


                              By:/s/ Don R. Lee
                                 ---------------------------------------------
                                 Name:  Don R. Lee
                                 Title: Managing Director
                                        Corporate Banking

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              JPMorgan Chase Bank, N.A.


                              By:/s/ D. Scott Farquhar
                                 ---------------------------------------------
                                 Name:  D. Scott Farquhar
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              Mizuho Corporate Bank, Ltd.


                              By:/s/ Robert Gallagher
                                 ---------------------------------------------
                                 Name:  Robert Gallagher
                                 Title: SVP & Team Leader

                              FORTIS CAPITAL CORPORATION


                              By:/s/ Douglas Riahi
                                 ---------------------------------------------
                                 Name:  Douglas Riahi
                                 Title: Managing Director


                              By:/s/ Steven Silverstein
                                 ---------------------------------------------
                                 Name:  Steven Silverstein
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              ERSTE BANK


                              By:/s/ Brandon A. Meyerson
                                 ---------------------------------------------
                                 Name:  Brandon A. Meyerson
                                 Title: Vice President
                                        Erste Bank New York Branch


                              By:/s/ Bryan J. Lynch
                                 ---------------------------------------------
                                 Name:  Bryan J. Lynch
                                 Title: First Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              Bank of Tokyo-Mitsubishi UFJ Trust Company
                              (f/k/a Bank of Tokyo-Mitsubishi Trust Company)


                              By:/s/ Karen A. Brinkman
                                 ---------------------------------------------
                                 Name:  Karen A. Brinkman
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (f/k/a UFJ Bank Limited)


                              By:/s/ Karen A. Brinkman
                                 ---------------------------------------------
                                 Name:  Karen A. Brinkman
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              Bank of America
                              ------------------------------------------------


                              By:/s/ Colleen M. Briscoe
                                 ---------------------------------------------
                                 Name:  Colleen M. Briscoe
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              CoBank, ACB


                              By:/s/ S. Richard Dill
                                 ---------------------------------------------
                                 Name:  S. Richard Dill
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES



                              Sumitomo Mitsui Banking Corporation
                              ------------------------------------------------


                              By:/s/ Leo Pagarigan
                                 ---------------------------------------------
                                 Name:  Leo Pagarigan
                                 Title: Joint General Manager

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              Sovereign Bank
                              ------------------------------------------------


                              By:/s/ Daniel M. Grondin
                                 ---------------------------------------------
                                 Name:  Daniel M. Grondin
                                 Title: Senior VP

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES



                              AIB PLC:
                              ------------------------------------------------


                              By:/s/ Joseph S. Augustini
                                 ---------------------------------------------
                                 Name:  Joseph S. Augustini
                                 Title: Vice President


                              By:/s/ Gregory J. Wiske
                                 ---------------------------------------------
                                 Name:  Gregory J. Wiske
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES



                              Allied Irish bank Debt Management:
                              ------------------------------------------------


                              By:/s/ Joseph S. Augustini
                                 ---------------------------------------------
                                 Name:  Joseph S. Augustini
                                 Title: Vice President
                                        Investment Advisor to
                                        AIB Debt Management, Limited


                              By:/s/ Gregory J. Wiske
                                 ---------------------------------------------
                                 Name:  Gregory J. Wiske
                                 Title: Vice President
                                        Investment Advisor to
                                        AIB Debt Management, Limited

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:

                              United Overseas Bank Limited

                              New York Agency


                              By:/s/ Wong, Kwong Yew
                                 ---------------------------------------------
                                 Name:  Wong, Kwong Yew
                                 Title: FVP & General Manager


                              By:/s/ Mario Sheng
                                 ---------------------------------------------
                                 Name:  Mario Sheng
                                 Title: AVP

                                                                    SCHEDULE XII
                                                                    ------------


                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              General Electric Capital Corporation


                              By:/s/ Amanda Van Heyst
                                 ---------------------------------------------
                                 Name:  Amanda Van Heyst
                                 Title: Duly Authorized Signatory

                                                                    SCHEDULE XII
                                                                    ------------


                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              GE Canada Finance Holding Company


                              By:/s/ Jack F. Morrone
                                 ---------------------------------------------
                                 Name:  Jack F. Morrone
                                 Title: Senior Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              FARM CREDIT SERVICES OF MISSOURI, PCA
                              ------------------------------------------------


                              By:/s/ Lee Fuchs
                                 ---------------------------------------------
                                 Name:  Lee Fuchs
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              PEOPLE'S BANK


                              By:/s/ Francis J. McGinn
                                 ---------------------------------------------
                                 Name:  Francis J. McGinn
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              Union Bank of California, N.A.
                              ------------------------------------------------


                              By:/s/ Christine Davis
                                 ---------------------------------------------
                                 Name:  Christine Davis
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              Bear Stearns Institutional Loan
                                         Master Fund
                              By: Bear Stearns Asset Management Inc.
                                   as its attorney-in-fact
                              ------------------------------------------------


                              By:/s/ Niall D. Rosenzweig
                                 ---------------------------------------------
                                 Name:  Niall D. Rosenzweig
                                 Title: Managing Director

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              National City Bank
                              ------------------------------------------------


                              By:/s/ Michael Pearl
                                 ---------------------------------------------
                                 Name:  Michael Pearl
                                 Title: Account Officer

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES



                              WACHOVIA BANK, NATIONAL
                              ASSOCIATION


                              By:/s/ Robert G. McGill Jr.
                                 ---------------------------------------------
                                 Name:  Robert G. McGill Jr.
                                 Title: Director

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              AgFirst Farm Credit Bank
                              ------------------------------------------------


                              By:/s/ Bruce B. Fortner
                                 ---------------------------------------------
                                 Name:  Bruce B. Fortner
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              EAGLE LOAN TRUST
                              By: Stanfield Capital Partners, LLC
                              as its Collateral Manager


                              By:/s/ Christopher E. Jansen
                                 ---------------------------------------------
                                 Name:  Christopher E. Jansen
                                 Title: Managing Partner

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              COMMERZBANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES



                              By:/s/ Robert S. Taylor
                                 ---------------------------------------------
                                 Name:  Robert S. Taylor
                                 Title: Senior Vice President


                              By:/s/ Andrew P. Lusk
                                 ---------------------------------------------
                                 Name:  Andrew P. Lusk
                                 Title: Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              NAME OF INSTITUTION:


                              LaSalle Bank National Association


                              By:/s/ Lincoln Schoff
                                 ---------------------------------------------
                                 Name:  Lincoln Schoff
                                 Title: Senior Vice President

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT TO THE CREDIT AGREEMENT
                              DATED AS OF May 23, 2006, AMONG SILGAN
                              HOLDINGS INC., SILGAN CONTAINERS
                              CORPORATION, SILGAN PLASTICS
                              CORPORATION, SILGAN CONTAINERS
                              MANUFACTURING CORPORATION, SILGAN CAN
                              COMPANY, SILGAN PLASTICS CANADA INC.,
                              827599 ONTARIO INC., THE LENDERS FROM TIME
                              TO TIME PARTY TO THE CREDIT AGREEMENT,
                              AND DEUTSCHE BANK AG NEW YORK BRANCH,
                              AS ADMINISTRATIVE AGENT, AND
                              ACKNOWLEDGED AND AGREED TO BY EACH OF
                              THE OTHER CREDIT PARTIES


                              DZ BANK Deutsche Zentral-Genossenschaftsbank
                              AG, Frankfurt am Main



                              By:/s/ James A. Kyprios
                                 ---------------------------------------------
                                 Name:  James A. Kyprios
                                 Title: Vice President


                              By:/s/ Bernd Henrik Franke
                                 ---------------------------------------------
                                 Name:  Bernd Henrik Franke
                                 Title: Senior Vice President

ACKNOWLEDGED AND AGREED
AS OF THE DATE WRITTEN ABOVE:

SILGAN LLC
   By:   Silgan Containers Corporation,
         as Manager
SILGAN CORPORATION
RXI PLASTICS, INC.
SILGAN CLOSURES CORPORATION
SILGAN CLOSURES LLC
SILGAN CLOSURES HOLDING COMPANY
SILGAN CLOSURES INTERNATIONAL HOLDING COMPANY
SILGAN EQUIPMENT COMPANY
SILGAN TUBES CORPORATION
SILGAN TUBES HOLDING COMPANY
828745 ONTARIO INC.
827599 ONTARIO INC.
SILGAN PLASTICS CANADA INC.


By: /s/ Frank W. Hogan, III
    -----------------------------------
    Name: Frank W. Hogan, III
    Title: Vice President and Secretary

                                                                    SCHEDULE XII
                                                                    ------------

                         Foreign White Cap Subsidiaries
                         ------------------------------

SH International Partnership C.V.

Silgan International Holdings B.V.

Silgan Europe Holdings B.V.

SWC Holdings Brazil Ltda.

SWC Holdings Deutschland GmbH

SWC Holdings Italy S.r.l.

Silgan White Cap Hungary Closures Distribution Kft

SWC Holdings Poland Sp.z.o.o.

Silgan White Cap GmbH

SWC Holdings (Mauritius) Ltd

Silgan White Cap Holdings Cyprus Ltd.

Silgan White Cap Holdings Spain, S.L.

Amcor White Cap Belgium NV

Amcor White Cap do Brasil Ltda.

Amcor White Cap France S.A.S.

Amcor White Cap Investments Inc. (40 % interest in)

Amcor White Cap South East Asia, Inc.

Amcor White Cap Asia Pacific Inc.

Amcor White Cap Properties, Inc.

Amcor Ambalaj Sanayi ve Ticaret A.S.

Amcor White Cap UK Limited

Amcor White Cap de Venezuela, S.A.

Amcor White Cap Deutschland GmbH

Amcor White Cap Nordiska AB
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White Cap Italia S.r.l.

Amcor White Cap Polska Sp.z.o.o.

Amcor White Cap Shanghai Ltd.

Amcor White Cap Ukraine LLC

Amcor White Cap Espana S.L.